UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



                  Investment Company Act File Number: 811-09561


                        Century Capital Management Trust
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               (Exact name of registrant as specified in charter)


                       c/o Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
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               (Address of principal executive offices) (Zip code)


                                  Maureen Kane

                         Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:     (617) 482-3060
                                                        --------------


 Date of fiscal year end:   October 31
                            -----------------


Date of reporting period:   October 31, 2008
                            -----------------

                                                             [LOGO] CENTURY
                                                                    FUNDS

                                                     Century Funds Annual Report
                                                     October 31, 2008

                                                          Century Shares Trust &
                                                   Century Small Cap Select Fund

                                    [GRAPHIC]

TABLE OF CONTENTS

                                                                           Page
         Letter to Shareholders ........................................      3

         Annual Report:

         Portfolio Summaries:
            Century Shares Trust .......................................      7
            Century Small Cap Select Fund ..............................     10
            Shareholder Expense Example ................................     12

         Financial Statements
            Portfolios of Investments ..................................     13
            Statements of Assets and Liabilities .......................     17
            Statements of Operations ...................................     18
            Statements of Changes in Net Assets ........................     19

         Financial Highlights ..........................................     20

         Notes to Financial Statements .................................     22

         Report of Independent Registered Public Accounting Firm .......     27

         Tax Information ...............................................     28

         Trustees and Officers .........................................     29

This report is submitted for the general information of the shareholders of Century Shares Trust and Century Small Cap Select Fund (each a "Fund" and collectively, the "Funds"). It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the Funds' current prospectus. Before investing, you should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Funds' prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Century Small Cap Select Fund concentrates its investments in the financial services and health care group of industries. Concentration in a particular industry subjects the Fund to the risks associated with that industry and, as a result, the Fund may be subject to greater price volatility than funds with less concentrated portfolios. In addition, the Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. Century Shares Trust may invest a significant portion of assets in securities of companies within the same market sector. If the Fund's portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index.

The views in this report were those of the Century Funds' Chief Investment Officer and Portfolio Managers as of October 31, 2008 and may not reflect their views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice. There is no assurance that the Funds will continue to invest in the securities mentioned.

Foreside Fund Services, LLC, Distributor.

                                 [CENTURY LOGO]

                                 CENTURY FUNDS

DEAR FELLOW SHAREHOLDERS:

This is Century Shares Trust's 80th annual report to shareholders. Our firm's heritage dates back to March 15, 1928 and the launch of Century Shares Trust, now the fourth oldest mutual fund in the United States. The Century Small Cap Select Fund is completing its ninth year and was recently reopened to new investors for the first time since 2005. Both Funds seek to provide attractive risk-adjusted returns with an eye toward preserving your capital. In 2008, preserving capital was nearly impossible for any investor.

       "A pessimist sees difficulty in every opportunity; an optimist sees opportunity in every difficulty."
                                                  - Winston Churchill

The capital markets have suffered many crises and downturns over the past 80 years. In retrospect, innovative and strategic leaders have persevered every time, creating unique opportunities to acquire great companies as panicked investors throw them out. We believe we are at a similar junction in our economy today. However, focused research is vital to assess the risks and competency of management teams during these periods of duress. We believe that our heritage allows us to weather stormy conditions and learn from the wisdom of perspective.

We hope this annual report provides you some perspective regarding the current economic situation and your investment in the Century Funds.

WHAT HAPPENED TO THE ECONOMY THIS YEAR?

Too much excess and poor oversight is the short answer. The year 2008 marks the confluence of several disturbing trends in the global economy, capped by too much risk-taking in our banking system and weak leadership from industry and government.

The concept of "risk" takes many forms, but heavy debt loads create a low margin for error. Financial institutions grew complacent, believing economic growth would continue unabated. In search of short-term profits, they proceeded to borrow more money from one another and then lend it to people and institutions with weak credit and inability to pay their debts. When these poor credits could not repay their loans, a multi-car pile-up froze the financial highway of commerce.

The second failure was weak controls and oversight by regulators, creditors, investors, ratings agencies and accounting firms. Commercial and investment banks were able to extend their profitable growth for a period longer than a normal cycle would allow as a result of their increased leverage and risk-taking. Thus, the bankers and their overseers were not prepared for the volatile declines in real estate values, followed by similar declines in derivatives and commodities.

The third failure relates to the interdependency of different capital markets, as the credit meltdown affected all asset classes (fixed income, equities, money market funds, international markets, commodities) in rapid succession. No one understood the systemic risk our banking system was underwriting and the domino effect that this cascading leverage failure would create for the global economy. After the multi-car accident, we are able to see that many drivers were recklessly speeding, while the roadside police were asleep.

                                 CENTURY FUNDS

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                                                                          3

LESSONS LEARNED

There were some early warning signs in the U.S. subprime mortgage market in late 2007. The resulting mortgage collapse was the spark that started the fire, but it was the consumer that added fuel to the flame by spending more than he/she earned over the last decade. Excessive spending, together with easy credit, created the real estate bubble and extended the bull market longer than a natural economic cycle typically would permit. Now, we are unwinding this excessive leverage with several casualties along the roadside, including venerable names like Bear Stearns, Lehman Brothers, AIG, Washington Mutual, Wachovia, Fannie Mae, Freddie Mac and probably others to be named later. Recessions are painful, but they are sometimes necessary to wring waste and inefficiency out of our economic system.

Decade    Crisis
------    ------
1930s:    Great Depression & Prohibition ends

1940s:    World War II

1950s:    Korea and Cold War

1960s:    Civil Rights and Vietnam

1970s:    Energy Crisis and Inflation

1980s:    Rust Belt Recession & S&L Crisis

1990s:    Gulf War and Presidential Impeachment

2000s:    9/11 attacks and Iraq Invasion

Current:  Mortgage Crisis and Financial Failures

In every decade of the modern era, the United States experiences a crisis of confidence. Each time, the human spirit finds a way to restore confidence and move forward. Earnings rebound over time, and the stock market eventually recovers its lost ground.

The current credit crisis has spread worldwide, and global economic uncertainty has shaken investor confidence. It will take time to assess the Federal government's interventionist management of the recent TARP bailout plan, fiscal stimulus packages, and interest rate cuts. We expect these actions will eventually stabilize the capital markets and lubricate the wheels of a sustainable recovery.

From a research perspective, patience and persistence are required during the current downturn. We continue to believe that future corporate earnings expectations remain too high, but we are encouraged that equity valuations appear to be at thirty-year lows. We remain conservatively optimistic that current market conditions may allow us to invest in tomorrow's leadership franchises at today's laggard valuations.

THERE IS GOOD NEWS AND BAD NEWS

We will start with the bad news: we are in a steep recession, and many companies seem unprepared. The good news is that earnings will eventually recover and current valuations are at historically low levels. There are several investment factors we would highlight for the road ahead.

      1. Corporate Balance Sheet strength matters for the first time in twenty years. Investors seem to have forgotten that indebted companies are more vulnerable if their earnings wobble. Debt leverage is a double-edged sword, enhancing growth in good times and amplifying losses in a downturn. Many companies are not prepared for a decline in revenues and earnings during a recession. The strongest companies will be best-positioned to thrive in a recovery.

      2. Earnings' expectations remain too high over the next year. Wall Street's 2009 earnings' estimates for the S&P 500 Index (large cap companies) and Russell 2000 Growth Index (small cap growth companies) are projecting increases of 7% and 29%, respectively. We view these estimates as unrealistic and need to adjust downward, as earnings decline about 30% in an average recession. It is important to be aware of when and how

                                 CENTURY FUNDS

------
     4
            these estimates are being adjusted by companies and industry. We are currently emphasizing defensive and stable franchise companies with more protected revenue streams.

      3. Systemic change is coming. We believe that increased regulation and oversight will redefine the relationship between commerce and government. New tax policies and regulations are likely to affect corporate margins and strategy. This populist shift has implications for consumers and investors alike. As consumers retrench their spending, thrift and frugality may replace excessive consumption.

      4. Rising unemployment and negative consumer sentiment are major headwinds to an economic recovery over the next year. The capital markets seem to be assuming unemployment will keep rising above 8% in 2009.

      5. It will take time for the real estate and credit markets to restore equilibrium and create the foundation for a sustainable recovery. Low interest rates and the government's bailout stimulus initiatives exceeding a trillion dollars are beginning to gain traction, but consumer confidence is tenuous, at best.

      6. Strong ethical leadership from corporate and government leaders will restore investor confidence and trust, but this process will take time.

      7. Valuations are at cyclical lows. The S&P 500 Index is trading at 11.4x its trailing price/earnings ratio, which is the lowest level since 1988. Only four times in the last hundred years have valuations reached this nadir. This provides a solid foundation for equities to grow over the next several years, and the expected return over the next 5 to 10 years is much more attractive today than it was just one year ago.

      8. Long-term investment perspective is essential. The capital markets remain volatile in the short-term, and timing your market entry and exit is extremely difficult. We believe that patience and persistence will be rewarded. We plan to stay the course and use market fluctuations to upgrade the Funds' portfolios as valuations and growth prospects fluctuate in these uncertain times.

In summary, we are concerned about the next several months, but we are very optimistic regarding the long-term opportunities for equities over the next 3-5 years as earnings recover and valuation multiples expand toward their long-term averages.

80 YEARS OF CENTURY SHARES TRUST

Eighty years is a noteworthy milestone, especially as we look back over the periodic problems and sustainable progress our society has made since the presidency of Calvin Coolidge. Our most important job is focusing on safeguarding and enhancing your hard-earned assets, but our ultimate goal is to deliver above-average long-term returns with below-average risk.

We are proud of Century Shares Trust's recent results, as well as the Fund's long-term track record, which are discussed further in this report. Over the last few years, we have sold many of our financial holdings, which has helped the Fund's performance relative to its peers. Like all investors, from time to time, we may sell a company too early or hold it too long, but we are proud of the Fund's quiet but steady legacy.

                                 CENTURY FUNDS

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                                                                          5

Our investment research is oriented toward uncovering growth companies at attractive valuations for our shareholders. In fact, Century Shares Trust's prospectus dated July 30, 1934 highlighted this very point.

"The principal object of the Trust is to ... represent a properly balanced investment in a diversified list of shares or securities... successful analysis of these companies requires specialized knowledge ... Statistical information is supplemented by personal investigation in estimating the character of managements and the value of intangibles." Source: Prospectus dated July 30, 1934

Following on the traditions established back in the 1930s, we continue to invest heavily in researching companies and industries. We believe that in-depth original research on each company, its rivals and the industry in which it competes will allow us to make better investment decisions. Our analytical process includes both qualitative (i.e. visiting corporate and satellite offices, interviewing contacts in the field) and quantitative (i.e. earnings models, cash flow analysis and relative valuation comparisons) methodologies.

As we reflect on Century Shares Trust's long tenure, the United States has persevered as the most dynamic and entrepreneurial nation in the world. A number of inventions that occurred over the past 80 years enable all of us to enjoy life to its fullest, such as the jet engine (1930), air conditioning (1932), the Polaroid camera (1947), the IBM personal computer (1981) and the Apple iPod
(2001). Through the years, Century has remained true to its investment philosophy of seeking to generate attractive risk-adjusted returns via a diversified portfolio.

We are honored to be stewards of Century Shares Trust and Century Small Cap Select Fund and take our responsibility very seriously. As we look to the future, we share Winston Churchill's optimism that the next 80 years will provide opportunity in every difficulty, but we have to know where to look.

As always, we appreciate your decision to make the Century Funds part of your investment strategy. We value the trust you place in us and look forward to serving your investment needs for many years to come.

Respectfully submitted,

/s/ Alexander L. Thorndike

Alexander L. Thorndike
Chairman of the Century Funds

                                 CENTURY FUNDS

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     6

CENTURY SHARES TRUST COMMENTARY

HOW DID THE PORTFOLIO PERFORM?

For the one-year period ended October 31, 2008, Century Shares Trust's Institutional and Investor Shares outperformed the S&P 500 Index returning -32.31% and -32.45%, respectively, versus the return of the S&P 500 Index of -36.10% for the same period.

WHAT FACTORS INFLUENCED PERFORMANCE?

Due to increasing concerns regarding both the economy and the deteriorating capital markets, the Portfolio was positioned more defensively than has been the case in prior years. We maintained meaningful weights in the healthcare and consumer staples sectors, while underweighting the more cyclical consumer discretionary and energy sectors. We also significantly reduced the Portfolio's exposure to the financial sector, as we have discussed in prior reports to you.

Stock selection, not sector allocation, was the primary driver of Portfolio performance for the fiscal year. Stocks in the financial and industrial sectors contributed the most to performance. Gains were greatest in the financial sector, with positions in insurance and diversified financial services fueling the results. In particular, property-casualty insurers Chubb Corporation (+0.10%) and financial holding company Berkshire Hathaway (-12.84%) both outperformed the S&P 500 Index (-36.10%) meaningfully during the 12-month period ending October 31, 2008. Despite overall favorable results in the financial sector, insurer American International Group was the largest detractor.

Strong performance in the industrial sector, which is typically a "late cycle" segment, was driven by stocks in the commercial services and machinery groups. Stericycle, which has established a strong market position within the medical waste disposal business, was the top individual contributor during the period. In addition, Donaldson, a manufacturer of industrial filtration systems, and Fastenal, a distributor of fasteners and industrial supplies, both generated strong relative performance.

Strong relative portfolio results were partially offset by weak performance in the energy sector. Oil refiner Valero Energy and Chesapeake Energy, an oil & gas exploration company, were the largest underperformers. Valero's results were negatively impacted by contracting margins, whereas Chesapeake stock fell along with the general decline in the price of crude oil.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

The Portfolio's sector weights shifted as a result of market movements and portfolio changes during the period. The most notable change to the Portfolio was the decreased exposure to financial stocks. We eliminated some holdings such as American International Group, Progressive and Protective Life from the portfolio and reduced others. In addition, our bottom-up approach also led to an increase in overall exposure to the consumer staples and information technology sectors.

DESCRIBE PORTFOLIO POSITIONING AT PERIOD-END.

The Portfolio continues to emphasize potentially profitable, well-managed companies with historically steady earnings growth and diversified operations. As of October 31, 2008, the Portfolio's most meaningful overweights were in the information technology and health-care sectors, whereas the most significant underweights were in energy and financials sectors. Despite our near term cautious outlook for the economy and the capital markets, we have not seen valuations this low in over ten years. As a result, we are actively researching stocks that we believe have the potential to perform well over time and benefit from an economic upturn.

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                              TEN LARGEST HOLDINGS

ORACLE CORP.                                                              4.16%
MICROSOFT CORP.                                                           3.81%
CISCO SYSTEMS, INC.                                                       3.63%
PROCTOR & GAMBLE CO.                                                      3.42%
STERICYCLE, INC.                                                          3.32%
DANAHER CORP.                                                             3.30%
EXPRESS SCRIPTS, INC.                                                     3.28%
J.P. MORGAN CHASE & CO.                                                   3.01%
THE KROGER CO.                                                            2.95%
PEPSICO, INC.                                                             2.95%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              CENTURY SHARES TRUST
                           FUND COMPOSITION 10/31/08*
--------------------------------------------------------------------------------

* Based on the Fund's net assets at 10/31/08

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

INFORMATION TECHNOLOGY                                                    25.5%
HEALTH CARE                                                               18.5%
CONSUMER STAPLES                                                          14.4%
INDUSTRIALS                                                               13.1%
FINANCIALS                                                                10.5%
ENERGY                                                                     7.3%
CONSUMER DISCRETIONARY                                                     6.4%
CASH                                                                       4.3%

                                 CENTURY FUNDS

                                                                          ------
                                                                          7

PERFORMANCE SUMMARY
CENTURY SHARES TRUST - INSTITUTIONAL SHARES AND INVESTOR SHARES

The performance information shown below is historical and does not guarantee future results. Performance figures assume the reinvestment of dividends and capital gains distributions. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.centuryfunds.com for the Fund's most recent month-end performance.

As stated in the Fund's prospectus dated February 28, 2008, the total annual fund operating expenses, gross of any fee waivers or expense reimbursements, are 1.95% for the Investor Shares and 1.10% for the Institutional Shares. The Adviser has agreed contractually to waive a portion of its fees or reimburse operating expenses for the Fund's Investor Shares to maintain net operating expenses at 1.45% through February 28, 2009. Please see the Financial Highlights and Notes to the Financial Statements sections of this report for gross and net expense related information for the year ended October 31, 2008.

To discourage short-term trading, the Fund may impose a redemption fee of 1.00% on shares held less than 90 days.

Returns would have been lower during relevant periods if certain fees had not been waived or expenses reimbursed. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns may vary by share class.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/08

                                       1 Year   3 Years     5 Years    10 Years
                                       ------   -------   ----------   --------
      CST Institutional Shares         -32.31    -5.86        0.23        2.81
      S&P 500                          -36.10    -5.21        0.26        0.40
      Russell 1000 Growth              -36.95    -5.90       -1.29       -2.10

                                                             Since
                                       1 Year   3 Years   Inception*
                                       ------   -------   ----------
      CST Investor Shares              -32.45    -6.34       -5.52
      S&P 500                          -36.10    -5.21       -4.96
      Russell 1000 Growth              -36.95    -5.90       -5.50

Sources: Century Capital Management, LLC, S&P and Russell.
--------------------------------------------------------------------------------

                               Growth of $250,000

--------------------------------------------------------------------------------
                              CENTURY SHARES TRUST
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       CST      S&P500
                         Oct-98   $ 250,000   $ 250,000
                                  $ 261,633   $ 265,151
                                  $ 266,165   $ 280,431
                                  $ 248,643   $ 292,158
                                  $ 253,411   $ 283,078
                                  $ 260,742   $ 294,403
                                  $ 271,887   $ 305,804
                                  $ 274,330   $ 298,583
                                  $ 270,937   $ 315,154
                                  $ 260,281   $ 305,313
                                  $ 240,287   $ 303,803
                                  $ 217,240   $ 295,474
                                  $ 244,118   $ 314,172
                                  $ 231,667   $ 320,558
                                  $ 233,206   $ 339,438
                                  $ 211,529   $ 322,384
                                  $ 184,349   $ 316,281
                                  $ 234,497   $ 347,223
                                  $ 226,886   $ 336,776
                                  $ 250,533   $ 329,867
                                  $ 229,301   $ 337,999
                                  $ 255,264   $ 332,715
                                  $ 273,712   $ 353,381
                                  $ 291,067   $ 334,725
                         Oct-00   $ 305,825   $ 333,310
                                  $ 298,173   $ 307,032
                                  $ 320,515   $ 308,534
                                  $ 299,108   $ 319,481
                                  $ 297,690   $ 290,350
                                  $ 296,050   $ 271,956
                                  $ 300,227   $ 293,090
                                  $ 316,040   $ 295,054
                                  $ 319,844   $ 287,873
                                  $ 311,015   $ 285,039
                                  $ 302,037   $ 267,195
                                  $ 301,214   $ 245,618
                                  $ 295,528   $ 250,302
                                  $ 311,464   $ 269,502
                                  $ 312,437   $ 271,863
                                  $ 306,946   $ 267,895
                                  $ 315,306   $ 262,729
                                  $ 322,846   $ 272,610
                                  $ 326,862   $ 256,082
                                  $ 324,075   $ 254,195
                                  $ 311,208   $ 236,087
                                  $ 286,505   $ 217,685
                                  $ 284,945   $ 219,114
                                  $ 264,264   $ 195,301
                         Oct-02   $ 278,626   $ 212,491
                                  $ 284,043   $ 224,998
                                  $ 273,174   $ 211,779
                                  $ 268,154   $ 206,232
                                  $ 259,027   $ 203,137
                                  $ 266,603   $ 205,110
                                  $ 289,055   $ 222,005
                                  $ 303,020   $ 233,701
                                  $ 302,379   $ 236,683
                                  $ 311,337   $ 240,855
                                  $ 314,536   $ 245,553
                                  $ 311,794   $ 242,945
                                  $ 325,962   $ 256,689
                                  $ 332,087   $ 258,947
                                  $ 341,548   $ 272,527
                                  $ 353,109   $ 277,530
                                  $ 365,766   $ 281,387
                                  $ 363,175   $ 277,142
                                  $ 358,391   $ 272,791
                                  $ 360,584   $ 276,535
                                  $ 365,168   $ 281,912
                                  $ 351,995   $ 272,582
                                  $ 352,095   $ 273,684
                                  $ 356,286   $ 276,648
                         Oct-04   $ 355,488   $ 280,875
                                  $ 370,005   $ 292,239
                                  $ 384,286   $ 302,184
                                  $ 375,157   $ 294,818
                                  $ 376,827   $ 301,022
                                  $ 372,040   $ 295,692
                                  $ 369,257   $ 290,084
                                  $ 383,061   $ 299,314
                                  $ 387,399   $ 299,739
                                  $ 392,088   $ 310,886
                                  $ 386,730   $ 308,049
                                  $ 391,530   $ 310,544
                                  $ 395,214   $ 305,367
                                  $ 410,203   $ 316,917
                                  $ 408,652   $ 317,027
                                  $ 409,138   $ 325,422
                                  $ 411,685   $ 326,304
                                  $ 414,353   $ 330,366
                                  $ 418,114   $ 334,802
                                  $ 406,469   $ 325,166
                                  $ 406,998   $ 325,607
                                  $ 409,682   $ 327,615
                                  $ 420,784   $ 335,410
                                  $ 429,324   $ 344,054
                         Oct-06   $ 435,424   $ 355,265
                                  $ 440,662   $ 362,021
                                  $ 449,609   $ 367,099
                                  $ 452,725   $ 372,651
                                  $ 445,674   $ 365,362
                                  $ 447,969   $ 369,449
                                  $ 463,711   $ 385,814
                                  $ 479,288   $ 399,277
                                  $ 472,392   $ 392,644
                                  $ 458,862   $ 380,470
                                  $ 468,597   $ 386,173
                                  $ 482,622   $ 400,615
                                  $ 487,077   $ 406,988
                                  $ 479,652   $ 389,973
                                  $ 479,590   $ 387,268
                                  $ 448,955   $ 364,039
                                  $ 436,490   $ 352,213
                                  $ 425,081   $ 350,692
                                  $ 445,575   $ 367,771
                                  $ 456,138   $ 372,535
                                  $ 425,389   $ 341,129
                                  $ 422,207   $ 338,262
                                  $ 424,965   $ 343,154
                                  $ 390,170   $ 312,577
                         Oct-08   $ 329,703   $ 260,080

                                Growth of $10,000

--------------------------------------------------------------------------------
                              CENTURY SHARES TRUST
                                INVESTOR SHARES*
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       CST      S&P500
                        7/18/2005   $ 10,000   $ 10,000
                                    $ 10,011   $ 10,113
                                    $  9,871   $ 10,020
                                    $  9,997   $ 10,102
                            10/05   $ 10,100   $  9,933
                                    $ 10,484   $ 10,309
                                    $ 10,435   $ 10,312
                                    $ 10,432   $ 10,585
                                    $ 10,488   $ 10,614
                                    $ 10,543   $ 10,746
                             4/06   $ 10,630   $ 10,891
                                    $ 10,323   $ 10,577
                                    $ 10,330   $ 10,591
                                    $ 10,389   $ 10,657
                                    $ 10,666   $ 10,910
                                    $ 10,878   $ 11,192
                            10/06   $ 11,027   $ 11,556
                                    $ 11,154   $ 11,776
                                    $ 11,375   $ 11,941
                                    $ 11,445   $ 12,122
                                    $ 11,262   $ 11,885
                                    $ 11,316   $ 12,018
                             4/07   $ 11,712   $ 12,550
                                    $ 12,098   $ 12,988
                                    $ 11,924   $ 12,772
                                    $ 11,578   $ 12,376
                                    $ 11,819   $ 12,562
                                    $ 12,174   $ 13,031
                            10/07   $ 12,282   $ 13,239
                                    $ 12,094   $ 12,685
                                    $ 12,099   $ 12,597
                                    $ 11,324   $ 11,842
                                    $ 11,006   $ 11,457
                                    $ 10,714   $ 11,407
                             4/08   $ 11,229   $ 11,963
                                    $ 11,499   $ 12,118
                                    $ 10,722   $ 11,096
                                    $ 10,642   $ 11,003
                                    $ 10,706   $ 11,162
                                    $  9,821   $ 10,168
                            10/08   $  8,297   $  8,460

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $250,000.

* Inception Date 7/18/05

                                 CENTURY FUNDS

------
     8

CENTURY SHARES TRUST
GROWTH OF A $10,000 INVESTMENT SINCE
INCEPTION, 3/15/28, THROUGH 10/31/08



         DATE           VALUE
         1928          $10,000
         1928          $12,075
         1929          $11,404          1929 - Stock Market Crash
         1930           $8,055
         1931           $4,472
         1932           $4,295
         1933           $4,451          1933 - Banks Closed, Prohibition Ends
         1934           $6,213
         1935           $8,664
         1936           $8,554
         1937           $6,485
         1938           $7,882
         1939           $8,927          1939 - World War II started
         1940           $9,141
         1941           $8,968          1941 - Pearl Harbor Attacked
         1942           $9,636
         1943          $11,276
         1944          $12,663
         1945          $15,055
         1946          $13,626
         1947          $13,063
         1948          $14,821
         1949          $18,079
         1950          $19,969
         1951          $21,659
         1952          $27,578
         1953          $29,595
         1954          $45,204
         1955          $49,755          1955 - First Polio Vaccine Developed
         1956          $44,172
         1957          $43,947
         1958          $62,939
         1959          $66,196
         1960          $72,162
         1961         $113,664
         1962         $105,979
         1963         $126,929
         1964         $128,005
         1965         $124,467
         1966         $101,643
         1967          $92,092
         1968         $130,788
         1969         $118,057          1969 - Astronauts land on the Moon
         1970         $126,741
         1971         $165,605
         1972         $199,431
         1973         $173,017          1973  - Arab Oil Embargo
         1974         $117,788
         1975         $134,614
         1976         $184,046
         1977         $175,623
         1978         $193,030
         1979         $234,867
         1980         $249,895          1980 - Prime Rate Hits 21%
         1981         $300,320
         1982         $333,343          1982 - Unemployment Hits Postwar high
         1983         $403,329
         1984         $465,782
         1985         $667,950
         1986         $732,135
         1987         $674,556          1987 - Black Monday - Market Drops 22%
         1988         $780,403
         1989       $1,105,883
         1990       $1,019,156
         1991       $1,340,270          1991 - Gulf War USSR-Splits
         1992       $1,701,966
         1993       $1,695,874
         1994       $1,629,760
         1995       $2,203,912
         1996       $2,582,208
         1997       $3,876,755
         1998       $4,147,948
         1999       $3,636,896
         2000       $5,000,275
         2001       $4,874,690          2001 - Terrorists Attack America
         2002       $4,262,814
         2003       $5,333,216
         2004       $6,000,559
         2005       $6,381,037          2005 - NASA Returns to Flight
         2006       $7,020,571
         2007       $7,531,309
         2008       $5,175,264
         2008       $7,050,058
     Feb-2008       $6,854,067
     Mar-2008       $6,675,176
     Apr-2008       $6,996,919
     May-2008       $7,159,884
     Jun-2008       $6,677,223
     Jul-2008       $6,627,268
     Aug-2008       $6,670,562          2008 - Mortgage Crisis and Financial
                                               Failures
     Sep-2008       $6,124,395
     Oct-2008       $5,175,264


Data is historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value may fluctuate, and you may have a loss or gain when you sell your shares.

Returns shown include the reinvestment of dividend and capital gain distributions, but have not been adjusted for taxes payable by shareholders on such distributions. Returns do not reflect a sales charge. If a sales charge had been reflected, returns would have been lower. Returns for other share classes may vary. The period illustrated is longer than the investment horizon of many investors.

           Historical Information has been adjusted for the following:

                            10% Stock Dividend 8/1/29
                           3 for 1 Stock Split 5/6/52
                           3 for 1 Stock Split 3/9/59

                                  CENTURY FUNDS

                                                                          ------
                                                                          9

CENTURY SMALL CAP SELECT FUND COMMENTARY

HOW DID THE PORTFOLIO PERFORM?

For the one-year period ended October 31, 2008, Century Small Cap Select Fund's Institutional Shares and Investor Shares slightly underperformed the Russell 2000 Growth Index, returning -38.24% and -38.49%, respectively, versus the return of the Russell 2000 Growth Index of -37.87% for the same period. This performance was disappointing.

WHAT FACTORS INFLUENCED PERFORMANCE?

Due to concerns about deteriorating credit quality and weakened capital structures, the Portfolio was positioned cautiously. We increased the exposure to more predictable sectors and reduced exposure to more cyclical sectors. For example, the Portfolio benefited from underweighting the consumer discretionary sector and overweighting the consumer staples sector. Within the consumer sector, the Portfolio performance benefited from childcare provider Bright Horizon Family Solutions, which was acquired by a private equity firm, and book publisher John Wiley & Sons.

The information technology and consumer staples sectors were the top contributing sectors to performance. In information technology, software stocks were the main drivers of performance. Internet software provider Websense performed well as renewal rates continue to hold up better than expected. Similarly, EPIQ Systems, a software provider to the legal profession, continues to experience solid demand for its software applications and web-based platforms. Ralcorp, a private label food producer, benefited from rising food prices at retail and the tailwind from consumer trade down (with less money in their pockets, consumers are trading down to private label or store brand).

Although the Portfolio's underweight allocation to the energy and financials sectors enhanced performance relative to the benchmark, poor stock selection detracted from returns. In the energy sector, World Fuel Services and Alon USA Energy were the weakest performers, suffering from declining oil prices. In the financials sector, Primus Guaranty was negatively impacted by the dislocation in the credit markets, and Investment Technology Group was hampered by reduced trading volumes.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

The Portfolio's sector weights shifted as a result of market movements and portfolio changes during the year. Most notably, we reduced our exposure to information technology stocks from an overweight position to an equal weight, as we sought firms with the more attractive software or service-oriented business models.

In addition, our investment process led us to decrease the Portfolio's overall exposure to the healthcare, financials and consumer staples sectors during the period. With the selloff in the market, we added back to these sectors in October due to attractive valuations. The Portfolio continues to emphasize profitable growth companies in our investment universe that we believe have historically solid balance sheets and healthy cash flow.

DESCRIBE PORTFOLIO POSITIONING AT PERIOD-END.

As of October 31, 2008, the Portfolio continues to be positioned cautiously with meaningful sector weights in healthcare, consumer staples and information technology and lower allocations in the consumer discretionary and energy segments. As the current recession takes hold and earnings are reset, we remain focused on upgrading many of our holdings, as we discussed in our letter at the beginning of this report.

--------------------------------------------------------------------------------

                              TEN LARGEST HOLDINGS

PERRIGO CO.                                                               3.44%
JOHN WILEY & SONS, INC.                                                   2.73%
WEBSENSE, INC.                                                            2.59%
PSYCHIATRIC SOLUTIONS, INC.                                               2.51%
CORNELL COMPANIES, INC.                                                   2.49%
TECHNE CORP.                                                              2.49%
EPIQ SYSTEMS, INC.                                                        2.44%
J2 GLOBAL COMMUNICATIONS, INC.                                            2.35%
GREY WOLF, INC.                                                           2.33%
BLACKBAUD, INC.                                                           2.24%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CENTURY SMALL CAP SELECT FUND
                           FUND COMPOSITION 10/31/08*
--------------------------------------------------------------------------------

*     Based on the Fund's net assets at 10/31/08

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

HEALTH CARE                                                               24.8%
INFORMATION TECHNOLOGY                                                    22.0%
INDUSTRIALS                                                               14.4%
FINANCIALS                                                                12.5%
CONSUMER DISCRETIONARY                                                     8.0%
ENERGY                                                                     6.2%
CASH                                                                       5.4%
CONSUMER STAPLES                                                           4.6%
MATERIALS                                                                  2.1%

                                 CENTURY FUNDS

------
    10

PERFORMANCE SUMMARY
CENTURY SMALL CAP SELECT FUND - INSTITUTIONAL SHARES AND INVESTOR SHARES

The performance information shown below is historical and does not guarantee future results. Performance figures assume the reinvestment of dividends and capital gains distributions. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.centuryfunds.com for the Fund's most recent month-end performance.

As stated in the Fund's prospectus dated February 28, 2008, the total annual fund operating expenses are 1.36% for the Investor Shares and 1.08% for the Institutional Shares. Please see the Financial Highlights and Notes to the Financial Statements sections of this report for expense related information for the year ended October 31, 2008.

To discourage short-term trading, the Fund may impose a redemption fee of 1.00% on shares held less than 90 days.

Returns would have been lower during relevant periods if certain fees had not been waived or expenses reimbursed. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns may vary by share class.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/08

                                                         1 Year   3 Years   5 Years   Since Inception*
                                                         ------   -------   -------   -----------------
      Century Small Cap Select Institutional Shares      -38.24    -9.31     -2.03           8.55
      Russell 2000 Growth                                -37.87    -5.31     -0.13          -2.77
      Russell 2000                                       -34.16    -4.79      1.57           2.94

                                                         1 Year   3 Years   5 Years   Since Inception**
                                                         ------   -------   -------   -----------------
      Century Small Cap Select Investor Shares           -38.49    -9.61     -2.35           8.18
      Russell 2000 Growth                                -37.87    -5.31     -0.13          -5.73
      Russell 2000                                       -34.16    -4.79      1.57           0.92

Sources: Century Capital Management, LLC and Russell.
--------------------------------------------------------------------------------

                               Growth of $250,000

--------------------------------------------------------------------------------
                          CENTURY SMALL CAP SELECT FUND
                              INSTITUTIONAL SHARES*
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               CSCS Institutional   Russell 2000 Growth
                      Dec-99        $250,000              $250,000
                                    $250,250              $278,635
                                    $252,500              $276,041
                                    $254,000              $340,266
                                    $279,000              $304,499
                      Apr-00        $278,750              $273,755
                                    $285,250              $249,784
                                    $290,250              $282,051
                                    $309,750              $257,879
                                    $332,000              $285,005
                                    $350,250              $270,846
                      Oct-00        $364,250              $248,860
                                    $358,000              $203,676
                                    $387,750              $216,138
                                    $382,607              $233,633
                                    $372,837              $201,608
                                    $352,523              $183,278
                      Apr-01        $371,551              $205,715
                                    $385,950              $210,480
                                    $402,149              $216,220
                                    $400,606              $197,774
                                    $393,664              $185,424
                                    $383,893              $155,504
                      Oct-01        $377,722              $170,465
                                    $392,893              $184,694
                                    $410,249              $196,193
                                    $408,435              $189,213
                                    $414,914              $176,967
                                    $435,906              $192,348
                      Apr-02        $439,793              $188,187
                                    $439,275              $177,184
                                    $418,801              $162,159
                                    $394,181              $137,236
                                    $400,919              $137,172
                                    $380,964              $127,264
                      Oct-02        $399,623              $133,701
                                    $423,984              $146,956
                                    $413,321              $136,821
                                    $407,718              $133,104
                                    $403,715              $129,555
                                    $410,920              $131,516
                      Apr-03        $434,401              $143,963
                                    $467,755              $160,186
                                    $485,899              $163,273
                                    $512,049              $175,616
                                    $525,924              $185,049
                                    $534,196              $180,364
                      Oct-03        $574,487              $195,946
                                    $605,706              $202,334
                                    $608,784              $203,239
                                    $639,686              $213,916
                                    $636,315              $213,585
                                    $632,944              $214,583
                      Apr-04        $610,469              $203,811
                                    $612,155              $207,865
                                    $634,349              $214,782
                                    $600,636              $195,503
                                    $590,523              $191,295
                                    $621,426              $201,872
                      Oct-04        $630,977              $206,777
                                    $658,739              $224,255
                                    $683,787              $232,315
                                    $663,921              $221,849
                                    $686,091              $224,895
                                    $685,227              $216,459
                      Apr-05        $666,513              $202,683
                                    $680,332              $216,973
                                    $697,607              $223,988
                                    $731,005              $239,645
                                    $715,170              $236,268
                                    $713,730              $238,140
                      Oct-05        $695,304              $229,339
                                    $717,034              $242,324
                                    $711,442              $241,963
                                    $754,993              $265,303
                                    $750,901              $263,888
                                    $771,654              $276,715
                      Apr-06        $771,654              $275,915
                                    $740,963              $256,498
                                    $732,487              $256,652
                                    $713,488              $243,320
                                    $725,179              $250,447
                                    $737,748              $252,143
                      Oct-06        $752,363              $268,480
                                    $777,677              $274,909
                                    $779,595              $274,254
                                    $791,806              $279,356
                                    $784,737              $278,473
                                    $801,447              $281,045
                      Apr-07        $816,872              $288,413
                                    $853,505              $301,576
                                    $845,150              $299,841
                                    $792,128              $284,273
                                    $808,195              $291,422
                                    $822,013              $299,888
                      Oct-07        $839,687              $313,390
                                    $787,950              $291,746
                                    $801,776              $293,579
                                    $731,949              $266,647
                                    $712,099              $257,418
                                    $716,353              $255,920
                      Apr-08        $744,000              $269,070
                                    $773,065              $284,311
                                    $725,214              $267,362
                                    $715,289              $273,579
                                    $740,810              $280,376
                                    $663,184              $248,687
                      Oct-08        $518,567              $194,712

                                Growth of $10,000

--------------------------------------------------------------------------------
                          CENTURY SMALL CAP SELECT FUND
                                INVESTOR SHARES**
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               CSCS Investor        Russell 2000 Growth
                      Feb-00      $ 10,000                $ 10,000
                                  $ 10,010                $ 10,472
                                  $ 10,940                $  9,372
                      Apr-00      $ 10,920                $  8,425
                                  $ 11,180                $  7,688
                                  $ 11,380                $  8,681
                                  $ 12,130                $  7,937
                                  $ 13,000                $  8,772
                                  $ 13,710                $  8,336
                      Oct-00      $ 14,260                $  7,659
                                  $ 14,000                $  6,269
                                  $ 15,170                $  6,652
                                  $ 14,978                $  7,191
                                  $ 14,633                $  6,205
                                  $ 13,843                $  5,641
                      Apr-01      $ 14,593                $  6,331
                                  $ 15,150                $  6,478
                                  $ 15,798                $  6,655
                                  $ 15,727                $  6,087
                                  $ 15,443                $  5,707
                                  $ 15,059                $  4,786
                      Oct-01      $ 14,785                $  5,246
                                  $ 15,383                $  5,684
                                  $ 16,061                $  6,038
                                  $ 15,990                $  5,823
                                  $ 16,244                $  5,447
                                  $ 17,055                $  5,920
                      Apr-02      $ 17,208                $  5,792
                                  $ 17,177                $  5,453
                                  $ 16,366                $  4,991
                                  $ 15,412                $  4,224
                                  $ 15,665                $  4,222
                                  $ 14,854                $  3,917
                      Oct-02      $ 15,574                $  4,115
                                  $ 16,518                $  4,523
                                  $ 16,090                $  4,211
                                  $ 15,871                $  4,097
                                  $ 15,714                $  3,987
                                  $ 15,996                $  4,048
                      Apr-03      $ 16,902                $  4,431
                                  $ 18,174                $  4,930
                                  $ 18,872                $  5,025
                                  $ 19,883                $  5,405
                                  $ 20,414                $  5,695
                                  $ 20,727                $  5,551
                      Oct-03      $ 22,290                $  6,031
                                  $ 23,488                $  6,227
                                  $ 23,608                $  6,255
                                  $ 24,792                $  6,584
                                  $ 24,660                $  6,574
                                  $ 24,518                $  6,604
                      Apr-04      $ 23,652                $  6,273
                                  $ 23,707                $  6,397
                                  $ 24,562                $  6,610
                                  $ 23,246                $  6,017
                                  $ 22,841                $  5,887
                                  $ 24,036                $  6,213
                      Oct-04      $ 24,397                $  6,364
                                  $ 25,469                $  6,902
                                  $ 26,424                $  7,150
                                  $ 25,649                $  6,828
                                  $ 26,503                $  6,922
                                  $ 26,469                $  6,662
                      Apr-05      $ 25,739                $  6,238
                                  $ 26,267                $  6,678
                                  $ 26,930                $  6,894
                                  $ 28,211                $  7,376
                                  $ 27,604                $  7,272
                                  $ 27,537                $  7,329
                      Oct-05      $ 26,806                $  7,058
                                  $ 27,643                $  7,458
                                  $ 27,416                $  7,447
                                  $ 29,089                $  8,165
                                  $ 28,929                $  8,122
                                  $ 29,715                $  8,516
                      Apr-06      $ 29,703                $  8,492
                                  $ 28,520                $  7,894
                                  $ 28,178                $  7,899
                                  $ 27,438                $  7,489
                                  $ 27,882                $  7,708
                                  $ 28,360                $  7,760
                      Oct-06      $ 28,907                $  8,263
                                  $ 29,881                $  8,461
                                  $ 29,956                $  8,441
                                  $ 30,406                $  8,598
                                  $ 30,131                $  8,571
                                  $ 30,769                $  8,650
                      Apr-07      $ 31,357                $  8,876
                                  $ 32,746                $  9,282
                                  $ 32,421                $  9,228
                                  $ 30,381                $  8,749
                                  $ 30,982                $  8,969
                                  $ 31,508                $  9,230
                      Oct-07      $ 32,183                $  9,645
                                  $ 30,181                $  8,979
                                  $ 30,698                $  9,036
                                  $ 28,027                $  8,207
                                  $ 27,256                $  7,923
                                  $ 27,408                $  7,876
                      Apr-08      $ 28,468                $  8,281
                                  $ 29,555                $  8,750
                                  $ 27,724                $  8,229
                                  $ 27,325                $  8,420
                                  $ 28,289                $  8,629
                                  $ 25,329                $  7,654
                      Oct-08      $ 19,795                $  5,993

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $250,000.

*     Inception Date 12/9/99

**    Inception Date 2/24/00

                                  CENTURY FUNDS

                                                                          ------
                                                                          11

                          SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investor Shares of both Funds) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 to October 31, 2008).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CENTURY SHARES TRUST

                                                                                               Expenses Paid
                                                            Beginning          Ending         During Period*
                                                          Account Value     Account Value    Six Months Ending
                                                           May 1, 2008    October 31, 2008   October 31, 2008
                                                          -------------   ----------------   -----------------
Based on Actual Fund Return
   Institutional Shares                                     $1,000.00         $  740.00            $5.07
   Investor Shares                                          $1,000.00         $  738.90            $6.34
Based on Hypothetical 5% Yearly Return before expenses
   Institutional Shares                                     $1,000.00         $1,019.30            $5.89
   Investor Shares                                          $1,000.00         $1,017.85            $7.35

* The Fund's annualized expense ratios are 1.16% for Institutional Shares and 1.45% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

CENTURY SMALL CAP SELECT FUND

                                                                                               Expenses Paid
                                                            Beginning          Ending         During Period*
                                                          Account Value     Account Value    Six Months Ending
                                                           May 1, 2008    October 31, 2008   October 31, 2008
                                                          -------------   ----------------   -----------------
Based on Actual Fund Return
   Institutional Shares                                     $1,000.00         $  697.00            $4.73
   Investor Shares                                          $1,000.00         $  695.40            $6.18
Based on Hypothetical 5% Yearly Return before expenses
   Institutional Shares                                     $1,000.00         $1,019.56            $5.63
   Investor Shares                                          $1,000.00         $1,017.85            $7.35

* The Fund's annualized expense ratios are 1.11% for Institutional Shares and 1.45% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

                                  CENTURY FUNDS

------
    12

CENTURY SHARES TRUST
PORTFOLIO OF INVESTMENTS - AS OF OCTOBER 31, 2008

COMMON STOCK - 95.7%

SHARES                                                                    VALUE
-------                                                           --------------
CONSUMER DISCRETIONARY - 6.4%
DIVERSIFIED CONSUMER SERVICES - 1.2%
       8,950   Strayer Education, Inc.                            $   2,025,117
                                                                  -------------
FOOD PRODUCTS - 0.7%
      41,800   Yum! Brands, Inc.                                      1,212,618
                                                                  -------------
MEDIA - 0.9%
      95,500   Liberty Media Corp. -
               Entertainment *                                        1,537,550
                                                                  -------------
SPECIALTY RETAIL - 1.9%
      94,650   Ross Stores, Inc.                                      3,094,108
                                                                  -------------
TEXTILES, APPAREL AND
LUXURY GOODS - 1.7%
      50,750   NIKE, Inc.                                             2,924,723
                                                                  -------------
                                                                     10,794,116
                                                                  -------------
CONSUMER STAPLES - 14.4%
BEVERAGES - 3.0%
      87,350   PepsiCo, Inc.                                          4,979,823
                                                                  -------------
FOOD AND STAPLES RETAILING - 6.1%
     119,200   CVS Caremark Corp.                                     3,653,480
      64,000   SYSCO Corp.                                            1,676,800
     181,550   The Kroger Co.                                         4,985,363
                                                                  -------------
                                                                     10,315,643
                                                                  -------------
FOOD PRODUCTS - 1.9%
      47,900   General Mills, Inc.                                    3,244,746
                                                                  -------------
HOUSEHOLD PRODUCTS - 3.4%
      89,550   Proctor & Gamble Co.                                   5,779,557
                                                                  -------------
                                                                     24,319,769
                                                                  -------------
ENERGY - 7.3%
ENERGY EQUIPMENT
AND SERVICES - 3.4%
     158,450   Nabors Industries Ltd *                                2,278,511
     111,850   National-Oilwell Varco, Inc. *                         3,343,197
                                                                  -------------
                                                                      5,621,708
                                                                  -------------
OIL, GAS AND
CONSUMABLE FUELS - 3.9%
      64,650   CONSOL Energy, Inc.                                    2,029,363
      61,950   Exxon Mobil Corp.                                      4,591,734
                                                                  -------------
                                                                      6,621,097
                                                                  -------------
                                                                     12,242,805
                                                                  -------------

SHARES                                                                    VALUE
-------                                                           -------------
FINANCIALS - 10.5%
DIVERSIFIED FINANCIAL SERVICES - 3.0%
     123,000   J.P. Morgan Chase & Co.                            $   5,073,750
                                                                  -------------
INSURANCE - 7.5%
      20,450   AFLAC, Inc.                                              905,526
      65,900   Aon Corp.                                              2,787,570
          35   Berkshire Hathaway, Inc. CL A *                        4,042,150
      79,850   The Chubb Corp.                                        4,137,827
      20,700   Torchmark Corp.                                          864,639
                                                                  -------------
                                                                     12,737,712
                                                                  -------------
                                                                     17,811,462
                                                                  -------------
HEALTH CARE - 18.5%
BIOTECHNOLOGY - 3.3%
      37,400   Genzyme Corp. *                                        2,725,712
      62,850   Gilead Sciences, Inc. *                                2,881,672
                                                                  -------------
                                                                      5,607,384
                                                                  -------------
HEALTH CARE EQUIPMENT
AND SUPPLIES - 3.8%
      48,750   C.R. Bard, Inc.                                        4,302,187
      45,150   Zimmer Holdings, Inc. *                                2,096,315
                                                                  -------------
                                                                      6,398,502
                                                                  -------------
HEALTH CARE PROVIDERS
AND SERVICES - 5.8%
      80,650   AmerisourceBergen Corp.                                2,521,925
      91,400   Express Scripts, Inc. *                                5,539,754
      28,250   Laboratory Corp. of
               America Holdings *                                     1,737,093
                                                                  -------------
                                                                      9,798,772
                                                                  -------------
LIFE SCIENCES TOOLS AND SERVICES - 2.6%
      28,200   TECHNE Corp.                                           1,946,364
      59,500   Thermo Fisher Scientific, Inc. *                       2,415,700
                                                                  -------------
                                                                      4,362,064
                                                                  -------------
PHARMACEUTICALS - 3.0%
      54,600   Johnson & Johnson, Inc.                                3,349,164
      49,750   Perrigo Co.                                            1,691,500
                                                                  -------------
                                                                      5,040,664
                                                                  -------------
                                                                     31,207,386
                                                                  -------------
INDUSTRIALS - 13.1%
AEROSPACE AND DEFENSE - 2.5%
      78,310   United Technologies Corp.                              4,303,918
                                                                  -------------

                       See notes to financial statements.

                                  CENTURY FUNDS

                                                                          ------
                                                                          13

CENTURY SHARES TRUST
PORTFOLIO OF INVESTMENTS (CONTINUED) - AS OF OCTOBER 31, 2008

SHARES                                                                    VALUE
-------                                                           --------------
INDUSTRIALS (CONT.)
COMMERCIAL SERVICES
AND SUPPLIES - 5.0%
      95,950   Stericycle, Inc. *                                 $   5,606,358
      83,203   Waste Connections, Inc. *                              2,816,422
                                                                  -------------
                                                                      8,422,780
                                                                  -------------
MACHINERY - 5.6%
      94,050   Danaher Corp.                                          5,571,522
     109,850   Donaldson Co., Inc.                                    3,861,227
                                                                  -------------
                                                                      9,432,749
                                                                  -------------
                                                                     22,159,447
                                                                  -------------
INFORMATION TECHNOLOGY - 25.5%
COMMUNICATIONS EQUIPMENT - 5.0%
     344,600   Cisco Systems, Inc. *                                  6,123,542
      60,350   QUALCOMM, Inc.                                         2,308,991
                                                                  -------------
                                                                      8,432,533
                                                                  -------------
COMPUTERS AND PERIPHERALS - 1.9%
      83,850   Hewlett-Packard Co.                                    3,209,778
                                                                  -------------
ELECTRONIC EQUIPMENT
AND INSTRUMENTS - 2.0%
      25,650   Amphenol Corp. CL A                                      734,873
      82,350   Flir Systems, Inc. *                                   2,643,435
                                                                  -------------
                                                                      3,378,308
                                                                  -------------
INTERNET SOFTWARE
AND SERVICES - 1.5%
       6,900   Google, Inc. CL A *                                    2,479,584
                                                                  -------------
IT SERVICES - 5.8%
     128,900   Accenture Ltd.                                         4,260,145
      11,550   Mastercard, Inc. CL A                                  1,707,321
     133,600   Paychex, Inc.                                          3,812,944
                                                                  -------------
                                                                      9,780,410
                                                                  -------------
SOFTWARE - 9.3%
      94,400   Intuit, Inc. *                                         2,365,664
     287,740   Microsoft Corp.                                        6,425,234
     383,800   Oracle Corp. *                                         7,019,702
                                                                  -------------
                                                                     15,810,600
                                                                  -------------
                                                                     43,091,213
                                                                  -------------

SHARES                                                                    VALUE
-------                                                           --------------
TOTAL INVESTMENT IN COMMON STOCKS - 95.7%
   (Identified cost, $150,167,048)                                $ 161,626,198
                                                                  -------------
SHORT-TERM INVESTMENTS - 6.6%
   (Identified cost, $11,152,232)
  11,152,232   SSGA Government Money
               Market Fund                                           11,152,232
                                                                  -------------
TOTAL INVESTMENTS - 102.3%
   (Identified cost, $161,319,280)                                  172,778,430
                                                                  -------------
CASH AND RECEIVABLES LESS
LIABILITIES - (2.3)%
   Liabilities in Excess of Other Assets                             (3,958,365)
                                                                  -------------
NET ASSETS - 100%                                                 $ 168,820,065
                                                                  =============

* Non-Income producing security

                       See notes to financial statements.

                                  CENTURY FUNDS

------
    14

CENTURY SMALL CAP SELECT FUND
PORTFOLIO OF INVESTMENTS - AS OF OCTOBER 31, 2008

COMMON STOCK - 94.6%

SHARES                                                                    VALUE
-------                                                           --------------
CONSUMER DISCRETIONARY - 8.0%
DIVERSIFIED CONSUMER SERVICES - 3.4%
      93,150   Capella Education Co.*                             $   4,415,310
     181,000   Matthews International Corp.                           8,078,030
                                                                  -------------
                                                                     12,493,340
                                                                  -------------
FOOD PRODUCTS - 0.5%
      44,150   Chipotle Mexican Grill, Inc. CL B*                     1,888,296
                                                                  -------------
HOTELS, RESTAURANTS & LEISURE - 1.4%
     272,100   Scientific Games Corp.*                                4,897,800
                                                                  -------------
MEDIA - 2.7%
     286,150   John Wiley & Sons, Inc.                                9,952,297
                                                                  -------------
                                                                     29,231,733
                                                                  -------------
CONSUMER STAPLES - 4.6%
FOOD AND STAPLES RETAILING - 1.4%
     228,900   United Natural Foods, Inc.*                            5,113,626
                                                                  -------------
FOOD PRODUCTS - 1.5%
      82,400   Ralcorp Holdings, Inc.*                                5,576,832
                                                                  -------------
PERSONAL PRODUCTS - 1.7%
      81,500   Chattem, Inc.*                                         6,167,105
                                                                  -------------
                                                                     16,857,563
                                                                  -------------
ENERGY - 6.2%
ENERGY EQUIPMENT AND SERVICES - 4.0%
     241,800   Bristow Group, Inc.                                    5,989,386
   1,327,600   Grey Wolf, Inc.*                                       8,523,192
                                                                  -------------
                                                                     14,512,578
                                                                  -------------
OIL, GAS AND CONSUMABLE FUELS - 2.2%
     167,550   Berry Petroleum Co.                                    3,903,915
     201,960   Foundation Coal Holdings, Inc.                         4,192,690
                                                                  -------------
                                                                      8,096,605
                                                                  -------------
                                                                     22,609,183
                                                                  -------------
FINANCIALS - 12.5%
CAPITAL MARKETS - 4.2%
     189,800   Eaton Vance Corp.                                      4,175,600
      62,741   Greenhill & Co., Inc.                                  4,139,024
     396,750   optionsXpress Holdings, Inc.                           7,046,280
                                                                  -------------
                                                                     15,360,904
                                                                  -------------
COMMERCIAL BANKS - 1.5%
     228,050   Bancorpsouth, Inc.                                     5,534,773
                                                                  -------------

SHARES                                                                    VALUE
-------                                                           --------------
FINANCIALS (CONT.)
CONSUMER FINANCE - 1.0%
     654,459   Cardtronics, Inc.*                                 $   3,651,881
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES - 1.1%
     108,100   Portfolio Recovery Associates, Inc.*                   3,878,628
                                                                  -------------
INSURANCE - 4.1%
     282,050   Brown & Brown, Inc.                                    5,787,666
      48,900   Enstar Group Ltd.*                                     3,723,735
     176,550   Platinum Underwriters Holdings, Ltd.                   5,603,697
                                                                  -------------
                                                                     15,115,098
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6%
     393,950   MFA Mortgage Investments, Inc.                         2,166,725
                                                                  -------------
                                                                     45,708,009
                                                                  -------------
HEALTH CARE - 24.8%
BIOTECHNOLOGY - 0.5%
      97,150   BioMarin Pharmaceutical, Inc.*                         1,779,788
                                                                  -------------
HEALTH CARE EQUIPMENT AND SUPPLIES - 7.2%
     206,519   Exactech, Inc.*                                        4,171,684
     102,450   Idexx Laboratories, Inc.*                              3,605,216
     432,385   IRIS International, Inc.*                              4,821,093
     250,642   Kensey Nash Corp.*                                     6,363,800
      79,700   Meridian Bioscience, Inc.                              1,959,026
     230,900   Wright Medical Group, Inc.*                            5,352,262
                                                                  -------------
                                                                     26,273,081
                                                                  -------------
HEALTH CARE PROVIDERS AND SERVICES - 8.8%
      50,080   Air Methods Corp.*                                       840,342
     303,500   Catalyst Health Solutions, Inc.*                       5,120,045
     300,900   HMS Holdings Corp.*                                    7,453,293
     121,550   Owens & Minor, Inc.                                    5,259,469
     274,850   Psychiatric Solutions, Inc.*                           9,149,756
     244,000   VCA Antech, Inc.*                                      4,416,400
                                                                  -------------
                                                                     32,239,305
                                                                  -------------
LIFE SCIENCES TOOLS AND SERVICES - 4.8%
     849,200   Bruker BioSciences Corp.*                              3,473,228
     198,300   Kendle International, Inc.*                            3,583,281
      75,150   Life Sciences Research, Inc.*                          1,385,766
     131,600   TECHNE Corp.                                           9,083,032
                                                                  -------------
                                                                     17,525,307
                                                                  -------------
PHARMACEUTICALS - 3.5%
     369,650   Perrigo Co.                                           12,568,100
                                                                  -------------
                                                                     90,385,581
                                                                  -------------

                       See notes to financial statements.

                                  CENTURY FUNDS

                                                                          ------
                                                                          15

CENTURY SMALL CAP SELECT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - AS OF OCTOBER 31, 2008

SHARES                                                                    VALUE
-------                                                           --------------
INDUSTRIALS - 14.4%
AEROSPACE AND DEFENSE - 2.8%
     162,550   Curtiss-Wright Corp.                               $   5,998,095
     168,450   Hexcel Corp.*                                          2,223,540
     105,100   Orbital Sciences Corp.*                                2,153,499
                                                                  -------------
                                                                     10,375,134
                                                                  -------------
COMMERCIAL SERVICES AND SUPPLIES - 4.7%
     104,550   Clean Harbors, Inc.*                                   6,855,344
     399,659   Cornell Companies, Inc.*                               9,100,235
         323   Heritage-Crystal Clean, Inc.*                              3,246
      33,642   Waste Connections, Inc.*                               1,138,782
                                                                  -------------
                                                                     17,097,607
                                                                  -------------
ELECTRICAL EQUIPMENT - 1.8%
     187,850   General Cable Corp.*                                   3,208,478
     114,700   II-VI, Inc.*                                           3,221,923
                                                                  -------------
                                                                      6,430,401
                                                                  -------------
MACHINERY - 4.1%
      75,650   Chart Industries, Inc.*                                1,030,353
     153,500   Donaldson Co., Inc.                                    5,395,525
       6,978   Nordson Corp.                                            257,698
     222,050   RBC Bearings, Inc.*                                    5,269,246
      80,900   Wabtec Corp.                                           3,216,584
                                                                  -------------
                                                                     15,169,406
                                                                  -------------
TRADING COMPANIES
AND DISTRIBUTORS - 1.0%
     123,200   GATX Corp.                                             3,517,360
                                                                  -------------
                                                                     52,589,908
                                                                  -------------
INFORMATION TECHNOLOGY - 22.0%
COMMUNICATIONS EQUIPMENT - 1.7%
     297,850   Polycom, Inc.*                                         6,257,829
                                                                  -------------
COMPUTERS AND PERIPHERALS - 1.1%
     126,000   Synaptics, Inc.*                                       3,892,140
                                                                  -------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS - 1.9%
     134,500   DTS, Inc.*                                             2,777,425
     138,600   National Instruments Corp.                             3,520,440
      29,150   Rofin-Sinar Technologies, Inc.*                          649,753
                                                                  -------------
                                                                      6,947,618
                                                                  -------------

SHARES                                                                    VALUE
-------                                                           --------------
INFORMATION TECHNOLOGY (CONT.)
INTERNET SOFTWARE AND SERVICES - 4.9%
     531,650   j2 Global Communications, Inc.*                    $   8,570,198
     484,000   Websense, Inc.*                                        9,447,680
                                                                  -------------
                                                                     18,017,878
                                                                  -------------
IT SERVICES - 1.4%
     642,750   Online Resources Corp.*                                2,249,625
     218,600   Wright Express Corp.*                                  2,992,634
                                                                  -------------
                                                                      5,242,259
                                                                  -------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT - 1.9%
     157,600   Hittite Microwave Corp.*                               5,164,552
      82,600   Power Integrations, Inc.*                              1,733,774
                                                                  -------------
                                                                      6,898,326
                                                                  -------------
SOFTWARE - 9.1%
     536,853   Blackbaud, Inc.                                        8,160,165
     427,550   Commvault Systems, Inc.*                               4,574,785
     654,174   EPIQ Systems, Inc.*                                    8,890,225
      95,609   FactSet Research Systems, Inc.                         3,708,673
     212,100   Informatica Corp.*                                     2,980,005
     281,600   MICROS Systems, Inc.*                                  4,795,648
                                                                  -------------
                                                                     33,109,501
                                                                  -------------
                                                                     80,365,551
                                                                  -------------
MATERIALS - 2.1%
CHEMICALS - 2.1%
      61,900   Balchem Corp.                                          1,582,164
     430,480   RPM International, Inc.                                6,112,816
                                                                  -------------
                                                                      7,694,980
                                                                  -------------
TOTAL INVESTMENT IN COMMON STOCKS- 94.6%
   (Identified cost, $426,310,923)                                  345,442,508
                                                                  -------------
SHORT-TERM INVESTMENTS - 5.5%
   (Identified cost, $19,857,296)
  19,857,296   SSGA Government Money Market Fund                     19,857,296
                                                                  -------------
TOTAL INVESTMENTS - 100.1%
   (Identified cost, $446,168,219)                                  365,299,804
                                                                  -------------

CASH AND RECEIVABLES LESS LIABILITIES - (0.1)%
   Liabilities in Excess of Other Assets                               (254,955)
                                                                  -------------
NET ASSETS - 100%                                                 $ 365,044,849
                                                                  =============

* Non-Income producing security

                       See notes to financial statements.

                                  CENTURY FUNDS

------
    16

STATEMENTS OF ASSETS AND LIABILITIES - AS OF OCTOBER 31, 2008

                                                                                    Century Shares    Century Small Cap
                                                                                         Trust           Select Fund
ASSETS:
Investments, at value (Note 1A) (Identified cost of $161,319,280 and
   $446,168,219, respectively) .................................................    $  172,778,430    $     365,299,804
Cash ...........................................................................             1,285                1,884
Dividends and interest receivable ..............................................           107,670               60,558
Receivable for investments sold ................................................        10,715,942           13,689,752
Receivable for Fund shares sold ................................................             2,644              701,963
Other assets ...................................................................             7,604                   --
Prepaid expenses ...............................................................             3,993                3,918
                                                                                    --------------    -----------------
   Total Assets ................................................................       183,617,568          379,757,879
                                                                                    --------------    -----------------

LIABILITIES:
Payable to Affiliates:
   Investment adviser fee (Note 4) .............................................           114,929              309,699
   Administration fee (Note 5) .................................................            14,364               15,000
   Distribution and service fees (Note 7) ......................................             1,431               41,266
Accrued expenses and other liabilities .........................................           168,753              269,290
Payable for investments purchased ..............................................        14,449,685           13,567,578
Payable for Fund shares repurchased ............................................            48,341              510,197
                                                                                    --------------    -----------------
   Total Liabilities ...........................................................        14,797,503           14,713,030
                                                                                    --------------    -----------------
NET ASSETS .....................................................................    $  168,820,065    $     365,044,849
                                                                                    ==============    =================
At October 31, 2008, net assets consisted of:
Capital paid-in ................................................................    $  160,526,100    $     555,139,157
Accumulated net realized loss on investments ...................................        (3,165,185)        (109,225,893)
Unrealized appreciation/(depreciation) in value of investments .................        11,459,150          (80,868,415)
                                                                                    --------------    -----------------
Net assets applicable to outstanding capital stock .............................    $  168,820,065    $     365,044,849
                                                                                    ==============    =================
Net Assets consist of:
   Institutional Shares ........................................................    $  168,198,835    $     262,792,938
   Investor Shares .............................................................    $      621,230    $     102,251,911
Shares Outstanding consist of (Note 2):
   Institutional Shares ........................................................        10,841,939           17,979,996
   Investor Shares .............................................................            39,971            7,114,979
NET ASSET VALUE PER SHARE
   (Represents both the offering and redemption price*)
   Institutional Shares ........................................................    $        15.51    $           14.62
   Investor Shares .............................................................    $        15.54    $           14.37

* In general, shares of the Funds may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of each Fund for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

                       See notes to financial statements.

                                  CENTURY FUNDS

                                                                          ------
                                                                          17

STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 2008

                                                                                    Century Shares    Century Small Cap
                                                                                         Trust           Select Fund
Investment Income:
   Dividends (net of withholding tax of $44,142 and $0, respectively) ..........    $    2,451,478    $       2,594,640
   Interest ....................................................................           229,871              615,759
   Other income ................................................................                --              109,376
                                                                                    --------------    -----------------
      Total investment income ..................................................         2,681,349            3,319,775
                                                                                    --------------    -----------------

Expenses:
   Investment adviser fee (Note 4) .............................................         1,881,177            5,862,890
   Non-interested trustees' remuneration .......................................            54,445              162,830
   Transfer agent
      Institutional Shares .....................................................           145,019               79,321
      Investor Shares ..........................................................             2,152              331,547
   Custodian ...................................................................            58,708              121,760
   Administration (Note 5) .....................................................           313,182               28,761
   Insurance ...................................................................             7,104               34,587
   Professional fees ...........................................................            89,436              114,492
   Registration ................................................................            51,188               53,915
   Printing and other ..........................................................           129,427              234,966
   Distribution and service fees (Note 7) ......................................             2,069              389,703
   Other expenses ..............................................................             8,824              139,902
                                                                                    --------------    -----------------
      Total expenses ...........................................................         2,742,731            7,554,674

   Advisor waiver (Note 6) .....................................................            (1,328)                  --
                                                                                    --------------    -----------------

   Net expenses ................................................................         2,741,403            7,554,674
                                                                                    --------------    -----------------

   Net investment loss .........................................................           (60,054)          (4,234,899)
                                                                                    --------------    -----------------
Realized and Unrealized Loss on Investments:
   Net realized loss from investment transactions ..............................        (3,040,118)        (107,528,818)
   Decrease in unrealized appreciation/(depreciation) on investments ...........       (80,963,010)        (147,196,812)
                                                                                    --------------    -----------------
      Net realized and unrealized loss on investments ..........................       (84,003,128)        (254,725,630)
                                                                                    --------------    -----------------
Net decrease in net assets resulting from operations ...........................    $  (84,063,182)   $    (258,960,529)
                                                                                    ==============    =================

                       See notes to financial statements.

                                  CENTURY FUNDS

------
    18

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     Century Shares                     Century Small Cap
                                                                         Trust                             Select Fund
                                                             Year Ended         Year Ended         Year Ended         Year Ended
                                                          October 31, 2008   October 31, 2007   October 31, 2008   October 31, 2007
                                                          ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income/(loss)                           $        (60,054)  $      1,635,090   $     (4,234,899)  $       (632,683)
   Net realized gain/(loss) on investment transactions          (3,040,118)        62,813,977       (107,528,818)        68,702,337
   Change in net unrealized appreciation/(depreciation)        (80,963,010)       (31,685,500)      (147,196,812)        27,688,064
                                                          ----------------   ----------------   ----------------   ----------------
Net increase/(decrease) in net assets resulting from
   operations                                                  (84,063,182)        32,763,567       (258,960,529)        95,757,718

Distributions to shareholders from:
   Net investment income
      Institutional Shares                                      (2,847,889)        (4,517,444)        (1,685,889)        (7,516,448)
      Investor Shares                                               (4,026)            (2,257)                --         (4,411,492)
   Net realized gain from investment transactions
      Institutional Shares                                     (59,501,761)       (75,570,929)       (42,722,585)       (42,614,264)
      Investor Shares                                             (194,447)          (459,673)       (19,828,953)       (27,610,318)
   Tax return of capital
      Institutional Shares                                              --                 --         (4,213,810)                --
      Investor Shares                                                   --                 --         (1,794,048)                --

Capital share transactions - net (Note 2)                       26,755,389         29,443,454       (138,623,491)       (75,118,501)
Redemption fees                                                        274              3,271             97,806             10,896
                                                          ----------------   ----------------   ----------------   ----------------
      Total decrease                                          (119,855,642)       (18,340,011)      (467,731,499)       (61,502,409)

Net Assets:
   Beginning of year                                           288,675,707        307,015,718        832,776,348        894,278,757
                                                          ----------------   ----------------   ----------------   ----------------
   End of year                                            $    168,820,065   $    288,675,707   $    365,044,849   $    832,776,348
                                                          ================   ================   ================   ================

                       See notes to financial statements.

                                  CENTURY FUNDS

                                                                          ------
                                                                          19

FINANCIAL HIGHLIGHTS

CENTURY SHARES TRUST                                                              Year Ended October 31,
Institutional Shares                                               2008        2007        2006        2005        2004
                                                                 --------    --------    --------    --------    --------
Net Asset Value, beginning of period                             $  29.52    $  35.69    $  35.40    $  35.62    $  35.66
                                                                 --------    --------    --------    --------    --------
Income/(loss) from Investment Operations:
   Net investment income/(loss)(a)                                  (0.01)       0.16        0.10        0.19        0.03
   Net realized and unrealized gain/(loss) on investments           (7.44)       2.95        3.31        3.54        3.02
                                                                 --------    --------    --------    --------    --------
   Total income/(loss) from investment operations                   (7.45)       3.11        3.41        3.73        3.05
                                                                 --------    --------    --------    --------    --------
Less Distributions From:
   Net investment income                                            (0.30)      (0.43)      (0.77)      (0.32)      (0.34)
   Net realized gain on investment transactions                     (6.26)      (8.85)      (2.35)      (3.63)      (2.75)
                                                                 --------    --------    --------    --------    --------
   Total distributions                                              (6.56)      (9.28)      (3.12)      (3.95)      (3.09)
                                                                 --------    --------    --------    --------    --------

Redemption fees                                                        --+         --+         --+         --+         --+
                                                                 --------    --------    --------    --------    --------
Net Asset Value, end of period                                   $  15.51    $  29.52    $  35.69    $  35.40    $  35.62
                                                                 ========    ========    ========    ========    ========

Total Return                                                       (32.31)%     11.86%      10.17%      11.18%       9.06%
Ratios and supplemental data
   Net assets, end of period (000 omitted)                       $168,199    $287,670    $305,172    $323,643    $362,392
   Ratio of expenses to average net assets                           1.17%       1.10%       1.11%       1.12%       1.15%
   Ratio of net investment income/(loss) to average net assets      (0.02)%      0.56%       0.29%       0.55%       0.07%
Portfolio Turnover Rate                                                91%         38%         48%         19%         43%

                                                                                                       Period
                                                                                                        Ended
CENTURY SHARES TRUST                                                   Year Ended October 31,        October 31,
Investor Shares                                                    2008        2007        2006        2005(b)
                                                                 --------    --------    --------    -----------
Net Asset Value, beginning of period                             $  29.46    $  35.41    $  35.35    $     35.00
                                                                 --------    --------    --------    -----------
Income/(loss) from Investment Operations:
   Net investment income/(loss)(a)                                  (0.06)       0.01       (0.19)         (0.03)
   Net realized and unrealized gain/(loss) on investments           (7.47)       2.96        3.27           0.29
                                                                 --------    --------    --------    -----------
   Total income/(loss) from investment operations                   (7.53)       2.97        3.08           0.26
                                                                 --------    --------    --------    -----------
Less Distributions From:
   Net investment income                                            (0.13)      (0.07)      (0.68)            --
   Net realized gain on investment transactions                     (6.26)      (8.85)      (2.35)            --
                                                                 --------    --------    --------    -----------
   Total distributions                                              (6.39)      (8.92)      (3.03)            --
                                                                 --------    --------    --------    -----------

Redemption fees                                                        --+         --+       0.01           0.09
                                                                 --------    --------    --------    -----------
Net Asset Value, end of period                                   $  15.54    $  29.46    $  35.41    $     35.35
                                                                 ========    ========    ========    ===========

Total Return                                                       (32.45)%     11.38%       9.18%          1.00%**
Ratios and supplemental data
   Net assets, end of period (000 omitted)                       $    621    $  1,006    $  1,844    $     1,139
   Ratio of expenses to average net assets                           1.45%       1.56%       2.00%          1.20%*
   Ratio of expenses to average net assets without giving            1.61%       1.95%       2.15%          1.35%*
     effect to contractual expense agreement
   Ratio of net investment income/(loss) to average net assets      (0.31)%      0.05%      (0.58)%        (0.36)%*
Portfolio Turnover Rate                                                91%         38%         48%            19%

(a)   Calculated based on average shares outstanding during the period.

(b) From the commencement date of investment operations, July 18, 2005 to October 31, 2005.

+     Amount represents less than $0.01 per share.

*     Annualized

**    Not annualized

                       See notes to financial statements.

                                  CENTURY FUNDS

------
    20

FINANCIAL HIGHLIGHTS

CENTURY SMALL CAP SELECT FUND                                                     Year Ended October 31,
Institutional Shares                                               2008        2007        2006        2005        2004
                                                                 --------    --------    --------    --------    --------
Net Asset Value, beginning of period                             $  26.13    $  25.74    $  24.15    $  22.46    $  21.53
                                                                 --------    --------    --------    --------    --------
Income/(loss) from Investment Operations:
   Net investment income/(loss)(a)                                  (0.12)         --        0.06        0.03       (0.08)
   Net realized and unrealized gain/(loss) on investments           (9.00)       2.75        1.90        2.22        2.14
                                                                 --------    --------    --------    --------    --------
   Total income/(loss) from investment operations                   (9.12)       2.75        1.96        2.25        2.06
                                                                 --------    --------    --------    --------    --------
Less Distributions From:
   Net investment income                                            (0.10)      (0.35)      (0.09)         --       (0.94)
   Net realized gain on investment transactions                     (2.10)      (2.01)      (0.28)      (0.56)      (0.19)
   Tax return of capital                                            (0.19)         --          --          --          --
                                                                 --------    --------    --------    --------    --------
   Total distributions                                              (2.39)      (2.36)      (0.37)      (0.56)      (1.13)
                                                                 --------    --------    --------    --------    --------

Redemption fees                                                        --+         --+         --+         --+         --+
                                                                 --------    --------    --------    --------    --------
Net Asset Value, end of period                                   $  14.62    $  26.13    $  25.74    $  24.15    $  22.46
                                                                 ========    ========    ========    ========    ========

Total Return                                                       (38.24)%     11.61%       8.21%      10.19%       9.83%
Ratios and supplemental data
   Net assets, end of period (000 omitted)                       $262,793    $575,027    $540,697    $585,723    $140,208
   Ratio of expenses to average net assets                           1.11%       1.08%       1.07%       1.06%       1.13%
   Ratio of net investment income/(loss) to average net assets      (0.57)%      0.02%       0.25%       0.13%      (0.36)%
Portfolio Turnover Rate                                               104%        100%        127%         96%        103%

CENTURY SMALL CAP SELECT FUND                                                     Year Ended October 31,
Investor Shares                                                    2008        2007        2006        2005        2004
                                                                 --------    --------    --------    --------    --------
Net Asset Value, beginning of period                             $  25.72    $  25.40    $  23.86    $  22.26    $  21.39
                                                                 --------    --------    --------    --------    --------
Income/(loss) from Investment Operations:
   Net investment loss(a)                                           (0.20)      (0.06)      (0.02)      (0.04)      (0.15)
   Net realized and unrealized gain/(loss) on investments           (8.86)       2.71        1.86        2.20        2.12
                                                                 --------    --------    --------    --------    --------
   Total income/(loss) from investment operations                   (9.06)       2.65        1.84        2.16        1.97
                                                                 --------    --------    --------    --------    --------
Less Distributions From:
   Net investment income                                               --       (0.32)      (0.03)         --       (0.91)
   Net realized gain on investment transactions                     (2.10)      (2.01)      (0.28)      (0.56)      (0.19)
   Tax return of capital                                            (0.19)         --          --          --          --
                                                                 --------    --------    --------    --------    --------
   Total distributions                                              (2.29)      (2.33)      (0.31)      (0.56)      (1.10)
                                                                 --------    --------    --------    --------    --------

Redemption fees                                                        --+         --+       0.01          --+         --+
                                                                 --------    --------    --------    --------    --------
Net Asset Value, end of period                                   $  14.37    $  25.72    $  25.40    $  23.86    $  22.26
                                                                 ========    ========    ========    ========    ========

Total Return                                                       (38.49)%     11.34%       7.83%       9.87%       9.45%
Ratios and supplemental data
   Net assets, end of period (000 omitted)                       $102,252    $257,750    $353,581    $407,048    $150,418
   Ratio of expenses to average net assets                           1.50%       1.36%       1.45%       1.35%       1.50%
   Ratio of net investment loss to average net assets               (0.96)%     (0.24)%     (0.09)%     (0.17)%     (0.69)%
Portfolio Turnover Rate                                               104%        100%        127%         96%        103%

(a)   Calculated based on average shares outstanding during the period.

+     Amount represents less than $0.01 per share.

                       See notes to financial statements.

                                  CENTURY FUNDS
                                                                          ------
                                                                          21

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Century Shares Trust and Century Small Cap Select Fund (each a "Fund" and, collectively, the "Funds") are diversified series of the Trust. The following is a summary of significant accounting policies consistently followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuations -- Equity securities are valued at the last reported sale price on the primary exchange, or, if available, the official closing price reported for an issue traded on the NASDAQ. If no sale price or official closing price is reported, market value is generally determined based on quotes or other closing prices obtained from a quotation reporting system, established market makers, or reputable pricing services. For unlisted securities or for exchange-listed securities for which there are no reported sale or official closing prices, market value is determined using closing bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates fair value. In the absence of readily available market quotes, securities and other assets will be valued at fair value, as determined in good faith by the Board of Trustees, its Valuation Committee, or Century Capital Management LLC ("CCM or the "Adviser") or a delegate pursuant to instructions from the Board of Trustees or its Valuation Committee. Factors used in determining fair value may include trading volumes, the value of other financial instruments, changes in interest rates and government actions.

B. Security Transactions --Security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of a specific identification method, for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates -- The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, income and expenses of the Funds. Actual results could differ from those estimates.

D. Risks and Uncertainty --Century Small Cap Select Fund concentrates its investments in the financial services and health care group of industries, which will subject the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in more diversified portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

Investments in securities issued by non U.S. companies have certain risks not present in domestic issuers. At any given time, a significant portion of the assets of either Fund may be invested in securities of companies within the same market sector of the economy. Companies within the same sector often face similar issues and, consequently, may react similarly to changes in market conditions. If either Fund has a significant weighting in one or more sectors, it may be subject to more risk and price volatility than other funds.

E. Multiple Classes of Shares -- Each Fund offers two classes of shares, which differ in their respective distribution and service fees. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may differ by class. Because transfer agent fees include a per account fee, each class differs with respect to transfer agent fees incurred.

F. Redemption Fees -- In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a fee of 1% of the current net asset value of the shares may be assessed and retained by the Fund for the benefit of the Fund's remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

G. Income Tax Information and Distributions to Shareholders -- Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and sufficient net investment income and net realized gains, if any, under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences. Accounting principles generally accepted in the United States of America require that any distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital.

                                  CENTURY FUNDS

------
    22

In order to present undistributed (distributions in excess of ) net investment income ("UNII") and accumulated net realized gain ("Accumulated Gain") more closely to its tax character, the following accounts for each Fund were increased (decreased):

                                      Paid-In
                                      Capital        UNII       Accumulated Gain
Century Shares Trust               $    (60,067)  $ 2,911,969     $(2,851,902)
Century Small Cap Select Fund      $(10,242,757)  $11,928,646     $(1,685,889)

These reclassifications have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period.

These differences are primarily due to equalization, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal income tax cost of investments as of October 31, 2008 were as follows:

Century Shares Trust
--------------------
Gross unrealized appreciation .................................   $  20,830,633
Gross unrealized depreciation .................................   $  (9,918,118)
                                                                  -------------
Unrealized net appreciation ...................................   $  10,912,515

Cost for federal income tax purposes ..........................   $ 161,865,915

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of October 31, 2008, the Fund had a capital loss carryforward of $2,618,550 which will expire on October 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations.

The tax character of distributions paid were as follows:

                                                      Year Ended October 31,
                                                       2008           2007
                                                   ------------   -------------
Ordinary Income
   Institutional shares ........................   $  5,830,327   $   4,517,444
   Investor shares .............................   $     18,559   $       2,257

Long-term capital gain
   Institutional shares ........................   $ 56,519,280   $  75,570,929
   Investor shares .............................   $    179,957   $     459,673

The tax-basis components of distributable earnings and the federal income tax cost of investments as of October 31, 2008 were as follows:

Century Small Cap Select Fund
-----------------------------
Gross unrealized appreciation .................................   $  11,149,149
Gross unrealized depreciation .................................   $ (94,706,372)
                                                                  -------------
Unrealized net depreciation ...................................   $ (83,557,223)

Cost for federal income tax purposes ..........................   $ 448,857,027

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of October 31, 2008, the Fund had a capital loss carryforward of $106,537,085 which will expire on October 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations.

The tax character of distributions paid were as follows:

                                                      Year Ended October 31,
                                                       2008           2007
                                                   ------------   -------------
Ordinary Income
   Institutional shares ........................   $ 22,029,976   $   7,516,448
   Investor shares .............................   $  9,442,359   $   4,411,492

Long-term capital gain
   Institutional shares ........................   $ 22,378,498   $  42,614,264
   Investor shares .............................   $ 10,386,594   $  27,610,318

Tax return of capital
   Institutional shares ........................   $  4,213,810   $          --
   Investor shares .............................   $  1,794,048   $          --

                                  CENTURY FUNDS

                                                                          ------
                                                                          23

In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. The Funds adopted the provisions of FIN 48 on November 1, 2007 and the adoption did not have a material effect on the net asset value, financial condition or results of operations of the Funds. As of October 31, 2008, the Funds had no uncertain tax positions that would require financial statement recognition or disclosure. The Funds' federal tax returns filed for the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007 remain subject to examination by the Internal Revenue Service.

H. Recently Issued Accounting Pronouncements -- In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

(2) TRANSACTIONS IN SHARES

A. Century Shares Trust -- The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

                                                                            Year Ended October 31, 2008
                                                           ----------------------------------------------------------
                                                               Institutional Shares             Investor Shares
                                                                Shares          Amount        Shares           Amount
                                                           -----------   -------------   -----------   --------------
Sold ...................................................       144,548   $   3,036,728         5,244   $      111,641
Issued to shareholders in reinvestment of
distributions from:
   Net investment income ...............................       101,392       2,339,118           174            4,026
   Realized gain on investment transactions ............     2,266,057      52,201,673         8,406          194,447
                                                           -----------   -------------   -----------   --------------
                                                             2,511,997      57,577,519        13,824          310,114
Repurchased ............................................    (1,414,105)    (30,939,018)       (7,995)        (193,226)
                                                           -----------   -------------   -----------   --------------
Net increase (decrease) ................................     1,097,892   $  26,638,501         5,829   $      116,888
                                                           ===========   =============   ===========   ==============

                                                                            Year Ended October 31, 2007
                                                           ----------------------------------------------------------
                                                               Institutional Shares             Investor Shares
                                                                Shares          Amount        Shares           Amount
                                                           -----------   -------------   -----------   --------------
Sold ...................................................       207,400   $   5,807,854        14,785   $      415,043
Issued to shareholders in reinvestment of
distributions from:
   Net investment income ...............................       133,255       3,725,818            79            2,257
   Realized gain on investment transactions ............     2,436,217      65,004,501        17,333          457,249
                                                           -----------   -------------   -----------   --------------
                                                             2,776,872      74,538,173        32,197          874,549
Repurchased ............................................    (1,582,350)    (44,567,517)      (50,128)      (1,401,751)
                                                           -----------   -------------   -----------   --------------
Net increase (decrease) ................................     1,194,522   $  29,970,656       (17,931)  $     (527,202)
                                                           ===========   =============   ===========   ==============

B. Century Small Cap Select Fund -- The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

                                                                            Year Ended October 31, 2008
                                                           ----------------------------------------------------------
                                                               Institutional Shares             Investor Shares
                                                                Shares          Amount        Shares           Amount
                                                           -----------   -------------   -----------   --------------
Sold ...................................................     6,774,044   $ 137,704,859       841,081   $   17,253,196
Issued to shareholders in reinvestment of
distributions from:
   Net investment income ...............................        65,362       1,517,041            --               --
   Realized gain on investment transactions ............     1,763,330      40,926,887       788,150       18,040,767
   Tax return of capital ...............................       163,368       3,791,782        71,135        1,628,272
                                                           -----------   -------------   -----------   --------------
                                                             8,766,104     183,940,569     1,700,366       36,922,235
Repurchased ............................................   (12,789,410)   (265,619,882)   (4,607,449)     (93,866,413)
                                                           -----------   -------------   -----------   --------------
Net increase (decrease) ................................    (4,023,306)  $ (81,679,313)   (2,907,083)  $  (56,944,178)
                                                           ===========   =============   ===========   ==============

                                  CENTURY FUNDS

------
    24

                                                                            Year Ended October 31, 2007
                                                           ----------------------------------------------------------
                                                               Institutional Shares             Investor Shares
                                                                Shares          Amount        Shares           Amount
                                                           -----------   -------------   -----------   --------------
Sold ...................................................     6,049,719   $ 153,845,728     1,591,679   $   39,241,334
Issued to shareholders in reinvestment of
distributions from:
   Net investment income ...............................       277,032       6,651,580       158,342        3,749,576
   Realized gain on investment transactions ............     1,665,227      40,572,547       978,856       23,524,667
                                                           -----------   -------------   -----------   --------------
                                                             7,991,978     201,069,855     2,728,877       66,515,577
Repurchased ............................................    (6,996,336)   (177,782,464)   (6,625,509)    (164,921,469)
                                                           -----------   -------------   -----------   --------------
Net increase (decrease) ................................       995,642   $  23,287,391    (3,896,632)  $  (98,405,892)
                                                           ===========   =============   ===========   ==============

(3) INVESTMENT SECURITIES TRANSACTIONS

For Century Shares Trust, purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $205,889,279 and $227,712,736, respectively, during the year ended October 31, 2008.

For Century Small Cap Select Fund, purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $625,141,407 and $812,825,102, respectively, during the year ended October 31, 2008.

(4) INVESTMENT ADVISER FEE

Century  Shares  Trust:  The  Trust  has  entered  into an  Investment  Advisory
Agreement (the "Agreement") with CCM pursuant to which CCM provides an investment program for Century Shares Trust. Under the Agreement, the Fund pays a management fee based on the Fund's average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million. Century Shares Trust has guaranteed retirement benefits to be paid to one former Trustee. CCM has assumed the obligation to make all such payments on behalf of the Fund during the term of the Agreement and therefore the payments are not reflected in the Fund's financial statements. Retirement benefits are payable through June 2009.

Century Small Cap Select Fund: The Trust has entered into an Investment Advisory and Management Services Agreement (the "Agreement") with CCM pursuant to which CCM provides investment advisory, management and administrative services to Century Small Cap Select Fund. Under the Agreement, the Fund pays a monthly management fee at the annual rate of 0.95% of the Fund's average daily net assets.

(5) ADMINISTRATION FEES The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Shares Trust. For the period from November 1, 2007 through June 15, 2008, CCM received a monthly fee equal on an annualized basis to 0.15% of the Fund's average daily net assets. Effective June 16, 2008, CCM received a monthly fee equal on an annualized basis to 0.10% of the Fund's average daily net assets.

Per the Investment Advisory and Management Services Agreement between the Trust and CCM, Century Small Cap Select Fund reimburses CCM for expenses associated with having the adviser's personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services.

Effective March 18, 2008, CCM entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street provides certain administrative services to each Fund on behalf of CCM. CCM pays State Street a sub-administration fee for sub-administration services provided to each Fund.

(6) ADVISER WAIVER AND REIMBURSEMENTS --CCM contractually agreed to waive a portion of its management fee and reimburse or pay operating expenses of Century Shares Trust Investor Shares to the extent necessary to maintain the total operating expenses of the Investor Shares at 1.45% through February 28, 2009.

During the year ended October 31, 2008, CCM reimbursed Century Shares Trust Investor Shares and Institutional Shares $845 and $46,509, respectively, for losses due to an error in the calculation of the net asset value for each share class. These amounts are included in capital share transactions.

During the year ended October 31, 2008, CCM reimbursed Century Small Cap Select Fund Investor Shares and Institutional Shares $17,750 and $19,921, respectively, for losses due to an error in the calculation of the net asset value for each share class. These amounts are included in capital share transactions.

                                  CENTURY FUNDS

                                                                          ------
                                                                          25

(7) DISTRIBUTION AND SERVICE FEES -- The Trust has adopted Distribution and Service Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of Century Shares Trust and Century Small Cap Select Fund. The Plans authorize each Fund to pay up to 0.25% of the average daily net assets of the Funds' Investor Shares class for distribution and shareholder services. The Plans may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

The Trust has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing such services. Certain services would be provided by the Funds if the shares of each customer were registered directly with the Funds' transfer agent. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary accounts.

CCM may, out of its own resources and without additional cost to the Funds or their shareholders, provide compensation to certain financial intermediaries, such as broker-dealers and financial advisors, in connection with the sale of shares of the Funds or the provision of services to Fund shareholders. For example, such compensation may be paid to an intermediary for providing access to a third party platform, such as a mutual fund supermarket, or for providing services to shareholders who invest via such a platform. This compensation is in addition to any distribution and service fees paid by the Funds pursuant to a Rule 12b-1 Plan and in addition to sub-transfer agency fees paid by the Funds.

                                  CENTURY FUNDS

------
    26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Century Capital Management Trust and Shareholders of Century Shares Trust and Century Small Cap Select Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Century Shares Trust and Century Small Cap Select Fund (the "Funds"), each a series of Century Capital Management Trust (the "Trust"), as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Century Shares Trust and Century Small Cap Select Fund as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 19, 2008

                                  CENTURY FUNDS

                                                                          ------
                                                                          27

TAX INFORMATION
(UNAUDITED)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2008. This information is presented to meet regulatory requirements and no current action on your part is required.

CENTURY SHARES TRUST

For Federal Income Tax purposes, the Fund designates $2,491,018, or the maximum amount allowable as qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $56,699,236 as long-term capital gain distribution of which 100% represents 15% rate gains.

CENTURY SMALL CAP SELECT FUND

For Federal Income Tax purposes, the Fund designates $2,348,814, or the maximum amount allowable as qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $32,420,651 as long-term capital gain distribution of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

                                  CENTURY FUNDS

------
    28

MANAGEMENT OF THE FUNDS

The following table provides certain information regarding the Trustees and officers of Century Shares Trust and Century Small Cap Select Fund as of October 31, 2008. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o Century Capital Management, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110. Each Trustee's term of office continues until the Trustee retires, resigns or is removed in accordance with the Declaration of Trust or until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor.

                                                                                                              NO. OF
                                                                                                              PORTFOLIOS
NAME, AGE, POSITION(S)                                                                                        IN FUND
HELD WITH TRUST AND                PRINCIPAL OCCUPATION DURING PAST 5 YEARS                                   COMPLEX
LENGTH OF TIME SERVED              AND OTHER DIRECTORSHIPS HELD                                               OVERSEEN
William Gray (56)                  Co-Chief  Executive  Officer,  North  America  Region,  Ogilvy  & Mather        2
Trustee, 2006 to present           Worldwide  (advertising  firm) (2005 to  present);  President,  Ogilvy &
                                   Mather, New York (1997 to 2005). Other Directorships: American Red Cross
                                   of Greater New York, Chairman (since 2002), Member (since 1999); The New
                                   York Public Library (since 1999); The National  Advertising Review Board
                                   (since 2001); Wakeman Boys Club (since 1989).

Laura A. Johnson (54)              President,  Massachusetts  Audubon  Society  (1999  to  present).  Other        2
Trustee, 2007 to present           directorships:  Massachusetts  Department of Conservation and Recreation
                                   (2004 to present); Woods Hole Oceanographic Institute (2003 to present);
                                   The Fenn School, Concord, Massachusetts (2001-2007).

Stephen W. Kidder (55)             Managing  Partner,  Hemenway & Barnes (law firm).  Other  Directorships:        2
Trustee, 2005 to present           Trustee,  Wellesley College;  Trustee,  Isabella Stewart Gardner Museum;
                                   Trustee, Children's Hospital Trust; Director, The Concord Bookshop, Inc.

Jerrold Mitchell (69)              Independent Investment Adviser (since 1995); Senior Advisor, Saltonstall        2
Trustee, 2004 to present           & Co.  (family  investment  office)  (April  2007 to  present);  Chief
                                   Investment  Officer,   The  Boston  Foundation  (2005  to  2007);  Chief
                                   Investment Officer, Massachusetts Pension Reserves Investment Management
                                   Board (2001 to 2004). Other  Directorships:  Trustee,  Boston Athenaeum;
                                   Trustee,  Yale  Library  Associates;  Trustee,  Trustees  of  Donations;
                                   Commissioner of Trust Funds, Town of Wayland.

Jerry S. Rosenbloom (69)           The Wharton School,  University of Pennsylvania,  Professor of Insurance        2
Trustee, 1998 to present           and Risk Management and Academic  Director,  Certified  Employee Benefit
                                   Specialist  Program.  Other  Directorships:  Harleysville  Group,  Inc.;
                                   American Institute for Chartered Property Casualty Underwriters.

David D. Tripple (64)              Pioneer  Investment  Management,  a subsidiary  of  UniCredito  Italiano        2
Trustee, 2004 to present           (investment  adviser),  Chief Executive  Officer and Trustee of all U.S.
                                   Pioneer mutual funds (10/00 to 09/01); prior thereto, The Pioneer Group,
                                   Inc. (asset management), Executive Vice President and Director (09/98 to
                                   10/00). Other Directorships: The Calamos Funds (16 portfolios).

Ellen M. Zane (57)                 President and Chief Executive Officer,  Tufts-New England Medical Center        2
Trustee, 2007 to present           & Floating  Hospital for  Children  (2004 to  present);  prior  thereto,
                                   Network  President,   Partners  Healthcare  System  (1994-2004).   Other
                                   directorships:  Fiduciary  Trust  Company  (2000  to  present);  Parexel
                                   International  Corporation  (2006 to present);  John F. Kennedy  Library
                                   Foundation  (1999 to present);  Harvard School of Public Health,  Health
                                   Policy & Management  Executive  Council (1999 to present);  Northeastern
                                   University (2004 to present);  Tufts University School of Medicine (2005 to present); Massachusetts Hospital Association (2005 to present).

                                 CENTURY FUNDS

                                                                          ------
                                                                          29

INTERESTED TRUSTEES AND OFFICERS (1)

                                                                                                              NO. OF
                                                                                                              PORTFOLIOS
NAME, AGE, POSITION(S)                                                                                        IN FUND
HELD WITH TRUST AND                PRINCIPAL OCCUPATION DURING PAST 5 YEARS                                   COMPLEX
LENGTH OF TIME SERVED              AND OTHER DIRECTORSHIPS HELD                                               OVERSEEN
Alexander L. Thorndike (42)        Managing Partner, Century Capital Management,  LLC; Managing Member, CCP        2
Trustee and Portfolio Manager,     Capital II, LLC (since 1999) (investment  management services);  Member,
1999 to present; Chairman and      CCP  Capital  IV, LLC (since  2007)  (investment  management).  No other
Chief Executive Officer, 2004      directorships held.
to present

Davis R. Fulkerson (43)            Managing Partner, Century Capital Management,  LLC; Managing Member, CCP        2
Trustee, 2000 to present           Capital II, LLC (since 1999) (investment management services); President and Director,  CCP Capital III, Inc. (since 2001) (investment management
                                   services);   Member,  CCP  Capital  IV,  LLC  (since  2006)  (investment management services). No other directorships held.

Julie Smith (37)                   Director of Finance, Century Capital Management,  LLC, (since May 2008);       N/A
Chief Financial Officer,           prior thereto, Controller, Third Avenue Management LLC (1997-2006).
June 2008 to present

Maureen E. Kane (46)               General Counsel, Century Capital Management, LLC, (2004-present);  prior       N/A
Chief Legal Officer,               thereto, Vice President, Deutsche Asset Management (1997-2004).
2006 to present;
Secretary, 2007 to present

Beth Lehman (37)                   Chief Compliance Officer, Century Capital Management,  LLC, (since April       N/A
Chief Compliance Officer,          2008); prior thereto, Staff Attorney and Senior Counsel, U.S. Securities
September 2008 to present          and Exchange Commission (2001-2008).

The Funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-321-1928.

Availability of Quarterly Portfolio Schedules. Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund's fiscal year on Form N-Q. The Forms N-Q are available on the SEC's website at http://www.sec.gov, and they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and each fund's proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the Funds' proxy voting policies and procedures and proxy voting record on the SEC's website at http://www.sec.gov.

----------
(1) Each person listed is considered an "interested person" of the Funds within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.

                                 CENTURY FUNDS

------
    30

FUND INFORMATION

INVESTMENT ADVISER

Century Capital Management, LLC
100 Federal Street
Boston, Massachusetts 02110

SHAREHOLDER HOTLINE

800-303-1928

WEBSITE

www.centuryfunds.com

As of June 16, 2008 Atlantic Fund  Services,  LLC became the Transfer  Agent for
the  Century   Funds.   Please  note  below  the  new   addresses   for  sending
correspondence.

REGULAR MAILING ADDRESS -

Century Funds
PO Box 588
Portland, ME 04112

BOARD OF TRUSTEES

Alexander L. Thorndike, Chairman and Chief Investment Officer
Davis R. Fulkerson, Trustee
William Gray, Trustee
Laura A. Johnson, Trustee
Stephen W. Kidder, Trustee
Jerrold Mitchell, Trustee
Jerry S. Rosenbloom, Trustee
David D. Tripple, Trustee
Ellen M. Zane, Trustee

OVERNIGHT MAILING ADDRESS -

Century Funds
c/o Atlantic Shareholder Services, LLC
3 Canal Plaza, Ground Floor
Portland, ME 04101

SHAREHOLDER INFORMATION

800-303-1928

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

--------------------------------------------------------------------------------

                                   MISSION STATEMENT

                      To exceed the expectations of our clients,
                     who entrust us with their hard-earned assets

--------------------------------------------------------------------------------
      Goals

         o     To deliver exceptional risk-adjusted returns over time

         o     To develop long-term and deeper relationships with our clients

         o     To do the right thing, even when no one is watching

         o     To attract, develop and retain the best people
--------------------------------------------------------------------------------

      Values

         o     Discipline

                  - We are passionate about our research intensity and adhering to our investment process

         o     Conviction

                  -     We challenge the consensus and act on our convictions

         o     Excellence

                  - We strive to be great at what we do, both individually and collectively

         o     Curiosity

                  -     Our goal is to learn every day

         o     The 3 Hs

                        o     Humility: there is always room for improvement

                        o     Humor: we have fun

                        o     Hustle: we are tireless in our pursuit of success

                                  CENTURY FUNDS

                                                                          ------
                                                                          31

                                    [GRAPHIC]

CENTURYCAPITAL (R)
100 Federal Street
Boston, Massachusetts 02110

Item 2. Code of Ethics.

As of the end of the period covered by this report, Century Capital Management Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

During the period covered by this report, there were no amendments to, or waivers from, any provision of the code of ethics.

A copy of the code of ethics is filed as an exhibit hereto.

Item 3. Audit Committee Financial Expert.

     The Board of Trustees has determined that Jerry Rosenbloom, who is a member of the Century Capital Management Trust Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Rosenbloom is an independent trustee, as defined in paragraph (a)(2) of this item's instructions. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the financial statements of Century Capital Management Trust (the "Trust") or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years were as follows:

     FYE                              Audit Fees
     ---                              ----------
     10/31/08                         $77,000
     10/31/07                         $69,000

(b) Audit-Related Fees. For each of the last two fiscal years, there were no fees billed to the Trust for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under Audit Fees. For each of the last two fiscal years of the Trust, there were no audit-related fees billed by the Fund's principal accountant to the Trust's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund (together, "Adviser Related Entities") for services that were related directly to the operations and financial reporting of the Trust.

(c) Tax Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services provided by the Trust's principal accountant for tax compliance, tax advice and tax planning were as follows:


     FYE                              Tax Fees
     ---                              ----------
     10/31/08                         $10,800
     10/31/07                         $ 9,800

     For the last two fiscal years of the Trust, there were no tax fees billed by the Fund's principal accountant to Adviser Related Entities for services that were related directly to the operations and financial reporting of the Trust.

(d) All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees." For each of the Trust's last two fiscal years, no such fees were billed by the Trust's principal accountant to the Trust or to Adviser Related Entities for services related directly to the operations and financial reporting of the Trust.

(e) (1) The Audit Committee's pre-approval policies and procedures are as follows:

     The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds.

     (2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph
     (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g) The aggregate non-audit fees billed by the Trust's accountant, for the Trust's last two fiscal years, for services rendered to the Trust and Adviser Related Entities are shown in the table below:

                                          Non-Audit Fees
                       Non-Audit Fees      for Adviser            Aggregate
                          for Trust      Related Entities       Non-Audit Fees

     FYE
     October 31, 2008       None              None                  None
     October 31, 2007       None              None                  None

(h) The Audit Committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

     Not applicable.

Item 6. Schedule of Investments.

     Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12. Exhibits.

     (a) Fund's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attacheded hereto as Exhibit 99.CODE ETH.

     (b) Attached hereto.

         Exhibit 99.CERT A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company
                                  Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Century Capital Management Trust


By:    /s/ Alexander L. Thorndike
       -----------------------------------
       Alexander L. Thorndike, Chairman

Date:  January 8, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Alexander L. Thorndike
       -----------------------------------
       Alexander L. Thorndike, Principal Executive Officer

Date:  January 8, 2009


By:    /s/ Julie Smith
       -----------------------------------
       Julie Smith, Principal Financial Officer

Date:  January 8, 2009